                  SECOND MODIFICATION OF REVOLVING CREDIT LOAN
                             AND SECURITY AGREEMENT
                    AND MODIFICATION OF OTHER LOAN DOCUMENTS


                  THIS MODIFICATION (the "Modification") is made this 30th day of April, 2002 by and among RESOURCE PROPERTIES, INC. ("RPI"); RESOURCE PROPERTIES XXIV, INC., a Delaware corporation ("RPI XXIV"); RESOURCE PROPERTIES XL, INC., a Delaware corporation ("RPI XL"); RESOURCE PROPERTIES 53, INC., a Delaware corporation ("RPI 53") (collectively, the "Original Borrowers"), RESOURCE PROPERTIES XXX, INC., a Delaware corporation ("RPI XXX") and RESOURCE PROPERTIES XXXI, INC., a Delaware corporation ("RP XXXI"), (collectively, the "New Borrowers") and SOVEREIGN BANK (the "Bank").

                                    RECITALS

                  WHEREAS, Original Borrowers and the Bank entered into a certain Revolving Credit Loan and Security Agreement dated July 27, 1999 (the "Original Loan Agreement") wherein the Original Borrowers established a line of credit loan facility with the Bank in the amount of Fifteen Million Dollars ($15,000,000) (the "Loan").

                  WHEREAS, Original Borrowers and the Bank entered into that certain Modification of Revolving Credit Loan and Security Agreement dated March 30, 2000 (the "First Modification"), whereby, inter alia, the principal amount of the Loan was increased to Eighteen Million Dollars ($18,000,000).

                  RPI 53 has requested that Bank release it from its obligations under the Loan and release certain collateral related to RPI 53's obligations (the "RPI 53 Collateral") and then to substitute the New Borrowers as additional makers under the Note and add additional collateral owned by New Borrowers to the security for the Loan (the "Additional Collateral"), in accordance with the terms herein.

                  Accordingly, Original Borrowers and the Bank now desire to further amend the Modification Agreement to memorialize the release of the RPI 53 from its obligations under the Loan and the release of the RPI 53 Collateral from the security for the Loan, and to memorialize the addition of New Borrowers as makers under the Note and to add collateral owned by New Borrowers to the security for the Loan, in accordance with the terms of this Amendment. Any undefined capitalized terms set forth herein shall have the meaning ascribed to them in the Loan Documents (as such term is defined in the First Modification).

                NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and further based upon and in reliance upon the representations, warranties and covenants of the Original Borrowers and the New Borrowers herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Recitals set forth above are hereby incorporated and made part of this Amendment.
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

         2. Confirmation of Indebtedness. Borrower hereby confirms, acknowledges, and agrees that as of the date of this Modification, all interest on the Note has been paid in full through March 31, 2002 and that the outstanding principal balance of the Note as of March 31, 2002 is $6,000,000. Borrower further acknowledges and agrees that the foregoing principal and interest balance from the date stated are validly and duly owing by Borrower to Bank.

         Borrower hereby ratifies, confirms and acknowledges that the Note and all of the other documents and instruments executed in connection with the Loan are in full force and effect as of the date hereof, constitute valid and legally binding obligations of Borrower, and are enforceable against Borrower and his assets in accordance with the terms thereof.

BORROWER CONFIRMS AND AGREES THAT BORROWER HAS NO CLAIM, CAUSE OF ACTION, DEFENSE SET-OFF, COUNTERCLAIM OR CHALLENGE OF ANY KIND OR NATURE WHATSOEVER AGAINST THE PAYMENT OF ANY OF THE SUMS OWING UNDER THE NOTE OR THE TERMS OF THE OTHER LOAN DOCUMENTS OR THE ENFORCEMENT OR VALIDITY OF THE NOTE OR OTHER LOAN DOCUMENTS, AND DOES HEREBY REMISE, RELEASE AND FOREVER DISCHARGE ANY AND ALL SUCH CLAIMS, CAUSES OF ACTION, DEFENSES, SET-OFFS, COUNTERCLAIMS OR CHALLENGES.

         Terms and Definitions. All capitalized terms used herein shall have the meaning assigned to them in the Original Loan Agreement and the First Modification unless otherwise defined in this Amendment. All references in the Original Loan Agreement or in the First Modification or in this Amendment shall refer to the Original Loan Agreement as amended by the First Modification and further amended by this Amendment.

                  (a) "Borrowers" shall mean Original Borrowers with the exception of RPI 53 and including New Borrowers.

                  (b) "Loan Documents" shall mean the Original Loan Agreement, the First Modification, this Amendment, the Note and all exhibits, schedules, certificates, agreements, instruments and other documents delivered, or to be delivered by the Borrowers to the Bank pursuant to or in connection with the Loan Agreement or any of the other Loan Documents, as any or all are amended or modified hereby or in the future.

                  (c) All references to "Resource 53" in the Loan Documents shall be deleted and "New Borrowers"(either individually or jointly) shall be substituted in their place.

         3. Security for the Obligations. Exhibit A of the Loan Agreement, which sets forth the Collateral Documents which are security for the Loan pursuant to the Original Loan Agreement, is modified to eliminate those documents pledged as collateral by the RPI 53 and supplemented with Exhibit A attached hereto and made a part hereof. As additional collateral for the Loan, New Borrowers hereby assign the documents described on Exhibit A to Bank.

         4. Other Exhibit and Schedule Modifications.

                  (a) Exhibit B of the Loan Agreement shall be as follows:



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

                         "1. 1212 South Michigan Avenue, Chicago, Illinois
                         Obligor: American National Bank & Trust Company of Chicago as Trustee under Trust No. 42220
                         Beneficial Owner: 1212 South Michigan Partnership" shall be deleted in its entirely, with the following substituted in its place:

                         "1. Three North Columbus Boulevard, Philadelphia, PA
                         Obligor: Headhouse Associates

                         Further, the following shall be added to Exhibit B:

                         "4. State Highway 77, Upper Deerfield, NY Obligor:
                         Seabrook Associates Limited Partnership

                  (b) Schedule 5.13 is hereby amended as follows: "Resource Properties 53, Inc." is hereby removed and "Resource Properties XXX, Inc." and "Resource Properties XXXI, Inc." are hereby added in its place. Any addresses for Resource Properties are hereby amended to reflect the following: 1845 Walnut Street, 10th Floor, Philadelphia, PA, 19103.

                  (c) Schedule 5.22 is hereby amended as follows:

                         "3. Resource Properties XXIV, Inc. 7500-66150" is hereby deleted and the following inserted in its place "3. Resource Properties XXIV, Inc.7500-66150 and 42-27093".

                         "5. Resource Properties 53, Inc. 43-08638" is hereby
deleted and the following inserted
in its place "5. Resource Properties XXX, Inc. - 80041-56064".

                         Further, the following shall be added to Schedule 5.22:

                         "6. Resource Properties XXXI, Inc. - 42-73095".

         5.Conditions Precedent. The obligation of bank to effect the modifications and agreements contained herein is subject to the conditions precedent that:there has been no material adverse change in condition, financial or otherwise, of the property or in the financial or operating condition of borrower since the date of the last submission of the borrower's financial statements to the bank.

         (a) Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

                  (i) A fully executed and acknowledged Modification Agreement from Borrower to Bank, in form and substance satisfactory to Bank;

                  (ii) An endorsement to mortgagee title insurance policy from ________________, at Borrower's expense, bringing down the date of the policy to the date of the Modification, naming Bank as assignee of the insured mortgage(s) and otherwise in form and substance satisfactory to Bank; and

                  (iii) Such other documents and instruments as Bank may request under the terms of this Modification or otherwise required in connection with the modification of the terms and conditions of the Loan.

                  (iv) All conditions to closing set forth in Paragraph 10 of the Loan Agreement have been met or satisfactorily reviewed and accepted by the Bank, including but not limited to those related to the substitution of Borrowers or needing to be amended or modified due to the substitution of Borrowers.

         6. Representations and Warranties. Borrowers warrant and affirm that all representations and warranties made in the Original Loan Agreement, as modified by the provisions of herein, are true and correct as of the date hereof.

                  (a) Borrower represent and warrant as of the date hereof that there are no outstanding or uncured defaults of any Borrower (including New Borrowers) with respect to any terms or conditions of the Loan Documents, the Collateral Documents or any indenture, mortgage, deed of trust, franchise, permit, contract or agreement to which any Borrower is a party, nor has any event occurred or condition arisen which upon the lapse of time or giving of notice or both would constitute an event of default under any such document.

                  (b) New Borrowers represent and warrant that: (i) their sole assets are the Collateral, (ii) they have no material liabilities other than its liabilities to Bank, (iii) the pledge of the Collateral to Bank is not for the purpose of defrauding its creditors, (iv) it has no default on any Mortgage, and
(v) they do not commingle its assets with any other entity or any other Borrower, conduct business solely in its name and provides, and will continue to provide, for its own expenses and liabilities from its own funds. New Borrower warrants that it is solvent on the date hereof.

                  (c) The execution and delivery by Borrowers of this Modification, the consummation of the transactions contemplated by this Modification and the fulfillment and compliance with the respective terms, conditions and provisions of this Modification (i) have been duly authorized by all requisite corporate action by Borrowers, (ii) will not conflict with or result in a breach of, or constitute a default (or might, upon the passage of time or the giving of notice or both, constitute a default) under any of the terms, conditions or provisions of (w) any application statute, law, rule, regulation or ordinance, (x) Borrower's Certificate of Incorporation or Bylaws,
(y) any indenture, mortgage, loan or credit agreement or instrument to which Borrowers, either individually or collectively, are parties or by which they may be bound or affected, or (z) any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

                  (d) This Modification have been duly executed by Borrowers and delivered to Bank and constitute legal, valid and binding obligations of Borrowers, enforceable in accordance with their terms.

                  (e) The representations and warranties made by Original Borrowers to Bank in the Loan Documents are true and correct as though made on and as of the date of this Modification. New Borrowers hereby join into said representations and warranties.

         7. Release. RPI 53 hereby releases Bank, its officers, agents and employees from any and all claims, causes of action, liabilities or obligations of any sort or kind, which RPI 53 ever had, now have or will have or which its successors or assigns can, shall or may have against Bank arising out of or relating to the Loan Documents or the Loans, at any time prior to the date hereof.



                           [INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Amendment to be executed by their duly authorized representatives under seal, as of the date first above written.


                                       RESOURCE PROPERTIES, INC.


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:
      -------------------------             ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RESOURCE PROPERTIES XXIV, INC.


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:
      -------------------------             ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RESOURCE PROPERTIES XL, INC.


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:
      -------------------------             ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RESOURCE PROPERTIES 53, INC.


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:
      -------------------------             ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RESOURCE PROPERTIES XXX, INC.


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:
      -------------------------             ------------------------------------
                                       Title:
                                             -----------------------------------

                                       RESOURCE PROPERTIES XXXI, INC.


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:
      -------------------------             ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SOVEREIGN BANK


Attest:                                By:
       ------------------------           --------------------------------------
Title:                                 Name:  Richard J. Narkiwicz
      -------------------------             ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------

                                    EXHIBIT A